UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09019
The Dow Target Variable Fund LLC

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)
Marc L. Collins, Secretary The Dow Target Variable Fund LLC
P.O. Box 237 Cincinnati, OH 45201

(Name and address of agent for service)
Registrant’s telephone number, including area code: 513-794-6971
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

The Dow℠ Target Variable Fund LLC

Annual Report

December 31, 2006

Ohio National Financial Services®

President’s
Message

Dear Investor,
What a difference six months can make! As recently as last June, the equity markets were struggling to remain in positive territory and market prognosticators were gloomily predicting a poor finish for the markets in 2006. However, a strong second-half led to an excellent year for the markets. The Dow Jones Industrial Average finished the year up 19.0 percent, and had 22 record-setting days between October 1 and year-end.*
Other stock indices also finished strong, with the large-cap S&P 500 Index up 15.8 percent and the technology-laden Nasdaq Composite Index advancing 10.4 percent.* Small- and mid-cap stocks also set new records, with the Russell 2000 Index ending the year up 18.4 percent.*
Despite continuing concerns with the bond markets and a softening of the housing market, the U.S. economy continues to be strong. A phrase used by investors and the media describes the current state as the “Goldilocks” economy — not too hot, not too cold, just right. This is primarily attributed to Federal Reserve Chairman Ben Bernanke’s efforts to balance interest rate hikes to control inflation while avoiding a recession.
The Dow Target Variable Fund
The second half of the year provided stellar returns for all eight Portfolios. Led by AT&T Inc., Merck & Co. Inc. and E. I. Du Pont de Nemours and Company, most of the stocks in the Fund’s Portfolios performed in the double digits for the final six months of 2006, with the only laggard being General Motors Corporation. As the dust settled, all eight Portfolios had solid returns above 15 percent for the final six months and above 27 percent for the year.
Looking Ahead
Part of the success of the economy has been the continued calm in the petroleum markets. With a predicted warm winter in Europe and North America, reduced demand should keep prices low and thus help keep the lid on inflation. Oil was, and continues to be, a concern going forward in light of the numerous geopolitical risks we currently face — particularly the escalation of violence in the Middle East. The other key to our forecast is the ability of the Federal Reserve to hold inflation to a minimum. If these two factors continue in a stable fashion, we are hopeful that the economy can continue forward at its current comfortable pace.
As always, we thank you for entrusting your assets to The Dow Target Variable Fund. We look forward to continuing to serve your investment needs.
Sincerely,
John J. Palmer, FSA
President

* Returns presented are total returns, which include the effect of re-invested dividends.

Managers and Officers of The Dow SM Target Variable Fund LLC
John J. Palmer, President and Manager
L. Ross Love, Manager
James E. Bushman, Manager
Joseph A. Campanella, Manager
George M. Vredeveld, Manager
Thomas A. Barefield, Vice President
Christopher A. Carlson, Vice President
Marcus L. Collins, Secretary
Dennis R. Taney, Chief Compliance Officer
R. Todd Brockman, Treasurer
Catherine E. Gehr, Assistant Treasurer
Kimberly A. Plante, Assistant Secretary
The Statement of Additional Information (“SAI”) of The Dow Target Variable Fund LLC includes additional information about the Fund Managers and is available, without charge, upon request, by calling 877-781-6392 toll-free.
A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, 2006, is available without charge, upon request, by calling 877-781-6392 toll-free and on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.
The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. These filings are available on the Commission’s website at http://www.sec.gov. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission’s website upon the Commission’s acceptance of each submission.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of The Dow Target Variable Fund LLC. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 513-794-6100.

The DowSM Target Variable Fund LLC
DowSM Target 10 — First Quarter Portfolio
 Objective
The Dowsm Target 10 Portfolios seek long-term capital growth and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the quarter.
 Performance as of December 31, 2006
Average Annual Total Return:

One year	28.86%
Five year	6.86%
Since inception (1/4/99)	4.40%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.
The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 Comments
For the year ended December 31, 2006, the Dow Target 10 — First Quarter Portfolio returned 28.86% versus 19.04% for the current benchmark, the Dow Jones Industrial Average Index (DJIA).
The DJIA posted a total return of 19.04% in 2006, which was eleven times over last year’s 1.72% return. In our year-end commentary at the close of 2005, we noted that General Motors Corp. had provided a serious drag on the performance of the Target 10 strategy by declining 48.4%. We are happy to report that General Motors Corp. rebounded nicely in 2006 and finished the year up 63.3%. General Motor’s robust performance in 2006, as well as several other issues in the Portfolio, signifies the very essence of this strategy. The strategy may be simplistic in nature, but for the patient investor, a year like 2006 can produce substantial out-performance relative to a benchmark (DJIA).(1)
The Dow Target 10 — First Quarter Portfolio significantly out-performed the DJIA in 2006. The stocks performed as follows: General Motors Corp. up 63.3%, AT&T Inc. up 51.4%, Merck & Co., Inc. up 41.8%, Verizon Communications, Inc. up 34.6%, JPMorgan Chase & Co. up 25.1%, Altria Group, Inc. up 19.3%, Citigroup, Inc. up 18.8%, E.I. Du Pont de Nemours & Co. up 18.1%, Pfizer, Inc. up 15.2% and General Electric Co. up 9.1%.(1)
The Portfolio inherited an 11th stock on November 6 called Idearc Inc. It was a spin-off from Verizon Communications, Inc. The company offers both print and Internet yellow page directories. The stock returned 10.4% from November 6 through year end, vs. 3.4% for the DJIA.(1)
In 2006, value investing outpaced growth investing, as measured by Standard & Poor’s. The S&P 500/ Citigroup Value Index gained 20.8%, while the S&P 500/ Citigroup Growth Index rose 11.0%.
Despite the fact that the DJIA posted an all-time high of 11,727 on October 3, 2006, which was subsequently eclipsed numerous times and closed the year at 12,463, investors should be encouraged knowing that only 10 out of the 30 constituents in the index were trading above their respective highs set in 2000 when the new high was attained on October 3, according to Ned Davis Research. The index has been setting new highs because it is price-weighted and the highest-priced stocks have been some of the biggest gainers to date. It took six years and eight months to climb back above its previous peak (11,722) set in January 2000, which is considerably longer than the average recovery period of four years and four months (excluding the crash of 1929), according to InvesTech Research. The good news is, in our opinion, Target 10 is poised for continued success in 2007.(1)
Why do we feel this way? The fourth quarter edition of the Investment Manager Outlook, a survey of investment managers conducted by Russell Investment Group, said that nearly one out of two money managers polled were bullish on large-cap value stocks heading into 2007. Target 10 is a large-cap value strategy. With the U.S. economy expected to slow to a more moderate growth pace in 2007 — 2.6% Real GDP according to a BusinessWeek survey of 58 economists — we believe it is conceivable that many investors will choose to commit more of their investment capital to blue chip stocks. Some pundits might refer to such a move as a flight to quality.
According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to rise 12.8% in 2007, vs. 5.1% for the S&P 500 Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

The DowSM Target Variable Fund LLC
DowSM Target 10 — First Quarter Portfolio
 Change in Value of $10,000 Investment
(BAR CHART)

	Dow(SM) Target 10 - First Quarter
	Portfolio (Commenced operations
	January 4, 1999)	Dow Jones Industrial Average

1/4/99	10,000	10,000
	11,312	12,045
12/99	10,305	12,720
	8,515	11,647
12/00	10,489	12,120
	10,802	11,895
12/01	10,119	11,461
	9,909	10,669
12/02	9,032	9,740
	9,523	10,618
12/03	11,311	12,495
	10,947	12,596
12/04	11,674	13,159
	11,049	12,678
12/05	10,947	13,385
	12,116	14,084
12/06	14,106	15,934
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Dow Jones Industrial Average is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.
 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets

Common Stocks (2)	99.7%
Repurchase Agreements and Other Net Assets	0.3%

100.0%

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	21.4%
Health Care	19.6%
Financials	18.9%
Consumer Discretionary	13.2%
Consumer Staples	9.1%
Materials	9.1%
Industrials	8.4%

99.7%

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.7%	Shares	Value

Automobiles – 12.9%
General Motors Corp.	10,458	$321,270

Chemicals – 9.1%
E.I. Du Pont de Nemours & Co.	4,622	225,138

Diversified Financial Services – 18.9%
Citigroup, Inc.	4,092	227,924
JPMorgan Chase & Co.	4,990	241,017

		468,941

Diversified Telecommunication Services – 21.4%
AT&T Inc.	8,073	288,610
Verizon Communications, Inc.	6,565	244,481

		533,091

Industrial Conglomerates – 8.4%
General Electric Co.	5,646	210,088

Pharmaceuticals – 19.6%
Merck & Co., Inc.	6,146	267,966
Pfizer, Inc.	8,477	219,554

		487,520

Media – 0.3%
Idearc Inc.(a)	279	7,993

Tobacco – 9.1%
Altria Group, Inc.	2,647	227,165

Total Common Stocks (Cost $2,091,769)		$2,481,206

	Face	Fair
Repurchase Agreements – 0.2%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$4,000	$4,000
Repurchase price $4,002
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $4,080

Total Repurchase Agreements (Cost $4,000)		$4,000

Total Investments — 99.9% (Cost $2,095,769) (b)		$2,485,206
Other Assets in Excess of Liabilities — 0.1%		2,055

Total Net Assets — 100.0%		$2,487,261

(a)	Non-Income Producing.

(b)	Represents cost for financial reporting purposes and Federal income tax purposes.
The accompanying notes are an integral part of these financial statements.

The DowSM Target Variable Fund LLC
DowSM Target 10 — Second Quarter Portfolio
 Objective
The Dowsm Target 10 Portfolios seek long-term capital growth and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the quarter.
 Performance as of December 31, 2006
Average Annual Total Return:

One year	29.64%
Five year	9.06%
Since inception (4/1/99)	6.18%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.
The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 Comments
For the year ended December 31, 2006, the Dow Target 10 — Second Quarter Portfolio returned 29.64% versus 19.04% for the current benchmark, the Dow Jones Industrial Average Index (DJIA).
The DJIA posted a total return of 19.04% in 2006, which was eleven times over last year’s 1.72% return. In our year-end commentary at the close of 2005, we noted that General Motors Corp. had provided a serious drag on the performance of the Target 10 strategy by declining 48.4%. We are happy to report that General Motors Corp. rebounded nicely in 2006 and finished the year up 63.3%. General Motor’s robust performance in 2006, as well as several other issues in the Portfolio, signifies the very essence of this strategy. The strategy may be simplistic in nature, but for the patient investor, a year like 2006 can produce substantial out-performance relative to a benchmark (DJIA).(1)
The Dow Target 10 — Second Quarter Portfolio significantly out-performed the DJIA in 2006. The stocks performed as follows: General Motors Corp. up 63.3%, AT&T Inc. up 51.4%, Merck & Co., Inc. up 41.8%, Verizon Communications, Inc. up 34.6%, JPMorgan Chase & Co. up 25.1%, Altria Group, Inc. up 19.3%, Citigroup, Inc. up 18.8%, E.I. Du Pont de Nemours & Co. up 18.1%, Pfizer, Inc. up 15.2% and General Electric Co. up 9.1%.(1)
The Portfolio inherited an 11th stock on November 6 called Idearc Inc. It was a spin-off from Verizon Communications, Inc. The company offers both print and Internet yellow page directories. The stock returned 10.4% from November 6 through year end, vs. 3.4% for the DJIA.(1)
In 2006, value investing outpaced growth investing, as measured by Standard & Poor’s. The S&P 500/ Citigroup Value Index gained 20.8%, while the S&P 500/ Citigroup Growth Index rose 11.0%.
Despite the fact that the DJIA posted an all-time high of 11,727 on October 3, 2006, which was subsequently eclipsed numerous times and closed the year at 12,463, investors should be encouraged knowing that only 10 out of the 30 constituents in the index were trading above their respective highs set in 2000 when the new high was attained on October 3, according to Ned Davis Research. The index has been setting new highs because it is price-weighted and the highest-priced stocks have been some of the biggest gainers to date. It took six years and eight months to climb back above its previous peak (11,722) set in January 2000, which is considerably longer than the average recovery period of four years and four months (excluding the crash of 1929), according to InvesTech Research. The good news is, in our opinion, Target 10 is poised for continued success in 2007.(1)
Why do we feel this way? The fourth quarter edition of the Investment Manager Outlook, a survey of investment managers conducted by Russell Investment Group, said that nearly one out of two money managers polled were bullish on large-cap value stocks heading into 2007. Target 10 is a large-cap value strategy. With the U.S. economy expected to slow to a more moderate growth pace in 2007  — 2.6% Real GDP according to a BusinessWeek survey of 58 economists — we believe it is conceivable that many investors will choose to commit more of their investment capital to blue chip stocks. Some pundits might refer to such a move as a flight to quality.
According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to rise 12.8% in 2007, vs. 5.1% for the S&P 500 Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

The DowSM Target Variable Fund LLC
DowSM Target 10 — Second Quarter Portfolio
 Change in Value of $10,000 Investment
[BAR CHART]

	Dow(SM) Target 10 - Second Quarter
	Portfolio (Commenced operations
	April 1, 1999)	Dow Jones Industrial Average

4/1/99	10,000	10,000
	11,463	11,254
12/99	10,277	11,885
	8,283	10,881
12/00	10,538	11,324
	10,946	11,114
12/01	10,317	10,708
	10,304	9,968
12/02	9,635	9,100
	10,642	9,920
12/03	12,366	11,675
	11,867	11,768
12/04	12,605	12,294
	12,616	11,845
12/05	12,276	12,505
	13,673	13,159
12/06	15,914	14,887
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Dow Jones Industrial Average is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.
 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets

Common Stocks (2)	99.7%
Repurchase Agreements and Other Net Assets	0.3%

100.0%

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	20.0%
Consumer Staples	19.5%
Financials	19.4%
Health Care	18.9%
Consumer Discretionary	12.3%
Materials	9.6%

99.7%

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.7%	Shares	Value

Automobiles – 12.0%
General Motors Corp.	13,355	$410,266

Beverages – 9.5%
The Coca-Cola Co.	6,785	327,376

Chemicals – 9.6%
E.I. du Pont de Nemours & Co.	6,729	327,770

Diversified Financial Services – 19.4%
Citigroup, Inc.	6,015	335,035
JPMorgan Chase & Co.	6,823	329,551

		664,586

Diversified Telecommunication Services – 20.0%
AT&T Inc.	10,508	375,661
Verizon Communications, Inc.	8,342	310,656

		686,317

Pharmaceuticals – 18.9%
Merck & Co., Inc.	8,063	351,547
Pfizer, Inc.	11,400	295,260

		646,807

Media – 0.3%
Idearc Inc. (a)	417	11,947

Tobacco – 10.0%
Altria Group, Inc.	4,009	344,052

Total Common Stocks (Cost $2,863,521)		$3,419,121

	Face	Fair
Repurchase Agreements – 0.2%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$9,000	$9,000
Repurchase price $9,004
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033
Fair Value: $9,180

Total Repurchase Agreements (Cost $9,000)		$9,000

Total Investments — 99.9%
(Cost $2,872,521) (b)		$3,428,121
Other Assets in Excess of Liabilities — 0.1%		2,231

Total Net Assets — 100.0%		$3,430,352

(a)	Non-Income Producing.

(b)	Represents cost for financial reporting purposes and Federal income tax purposes.
The accompanying notes are an integral part of these financial statements.

The DowSM Target Variable Fund LLC
DowSM Target 10 — Third Quarter Portfolio
 Objective
The Dowsm Target 10 Portfolios seek long-term capital growth and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the quarter.
 Performance as of December 31, 2006
Average Annual Total Return:

One year	27.96%
Five year	7.32%
Since inception (7/1/99)	3.33%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.
The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 Comments
For the year ended December 31, 2006, the Dow Target 10 — Third Quarter Portfolio returned 27.96% versus 19.04% for the current benchmark, the Dow Jones Industrial Average Index (DJIA).
The DJIA posted a total return of 19.04% in 2006, which was eleven times over last year’s 1.72% return. In our year-end commentary at the close of 2005, we noted that General Motors Corp. had provided a serious drag on the performance of the Target 10 strategy by declining 48.4%. We are happy to report that General Motors Corp. rebounded nicely in 2006 and finished the year up 63.3%. General Motor’s robust performance in 2006, as well as several other issues in the Portfolio, signifies the very essence of this strategy. The strategy may be simplistic in nature, but for the patient investor, a year like 2006 can produce substantial out-performance relative to a benchmark (DJIA).(1)
The Dow Target 10 — Third Quarter Portfolio significantly out-performed the DJIA in 2006. The stocks performed as follows: General Motors Corp. up 63.3%, AT&T Inc. up 51.4%, Merck & Co., Inc. up 41.8%, Verizon Communications, Inc. up 34.6%, JPMorgan Chase & Co. up 25.1%, Altria Group, Inc. up 19.3%, Citigroup, Inc. up 18.8%, E.I. Du Pont de Nemours & Co. up 18.1% and Pfizer, Inc. up 15.2%. The stock added for the second half of 2006 was General Electric Co. and it gained 14.6% over that period. The stock removed was The Coca-Cola Co., which had gained 8.3% in the first six months of 2006.(1)
The Portfolio inherited an 11th stock on November 6 called Idearc Inc. It was a spin-off from Verizon Communications, Inc. The company offers both print and Internet yellow page directories. The stock returned 10.4% from November 6 through year end, vs. 3.4% for the DJIA.(1)
In 2006, value investing outpaced growth investing, as measured by Standard & Poor’s. The S&P 500/ Citigroup Value Index gained 20.8%, while the S&P 500/ Citigroup Growth Index rose 11.0%.
Despite the fact that the DJIA posted an all-time high of 11,727 on October 3, 2006, which was subsequently eclipsed numerous times and closed the year at 12,463, investors should be encouraged knowing that only 10 out of the 30 constituents in the index were trading above their respective highs set in 2000 when the new high was attained on October 3, according to Ned Davis Research. The index has been setting new highs because it is price-weighted and the highest-priced stocks have been some of the biggest gainers to date. It took six years and eight months to climb back above its previous peak (11,722) set in January 2000, which is considerably longer than the average recovery period of four years and four months (excluding the crash of 1929), according to InvesTech Research. The good news is, in our opinion, Target 10 is poised for continued success in 2007.(1)
Why do we feel this way? The fourth quarter edition of the Investment Manager Outlook, a survey of investment managers conducted by Russell Investment Group, said that nearly one out of two money managers polled were bullish on large-cap value stocks heading into 2007. Target 10 is a large-cap value strategy. With the U.S. economy expected to slow to a more moderate growth pace in 2007 — 2.6% Real GDP according to a BusinessWeek survey of 58 economists — we believe it is conceivable that many investors will choose to commit more of their investment capital to blue chip stocks. Some pundits might refer to such a move as a flight to quality.
According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to rise 12.8% in 2007, vs. 5.1% for the S&P 500 Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

The DowSM Target Variable Fund LLC
DowSM Target 10 — Third Quarter Portfolio
 Change in Value of $10,000 Investment
(BAR CHART)

	Dow(SM) Target 10 - Third Quarter
	Portfolio (Commenced operations
	July 1, 1999)	Dow Jones Industrial Average

7/1/99	10,000	10,000
	7,751	9,669
12/00	9,295	10,063
	9,600	9,876
12/01	8,981	9,515
	8,931	8,857
12/02	8,216	8,087
	8,814	8,815
12/03	10,226	10,374
	10,060	10,457
12/04	10,567	10,925
	10,181	10,526
12/05	9,994	11,112
	10,975	11,693
12/06	12,788	13,229
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Dow Jones Industrial Average is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.
 Portfolio Composition as of December 31, 2006(1)

% of Net Assets

Common Stocks (2)	99.4%
Other Net Assets	0.6%

100.0%

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	20.6%
Financials	19.8%
Health Care	19.8%
Materials	10.1%
Consumer Staples	10.1%
Industrials	9.7%
Consumer Discretionary	9.3%

99.4%

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.4%	Shares	Value

Automobiles – 8.9%
General Motors Corp.	11,513	$353,679

Chemicals – 10.1%
E.I. du Pont de Nemours & Co.	8,246	401,663

Diversified Financial Services – 19.8%
Citigroup, Inc.	7,108	395,916
JPMorgan Chase & Co.	8,166	394,418

		790,334

Diversified Telecommunication Services – 20.6%
AT&T Inc.	12,298	439,653
Verizon Communications, Inc.	10,239	381,300

		820,953

Industrial Conglomerates – 9.7%
General Electric Co.	10,405	387,170

Pharmaceuticals – 19.8%
Merck & Co., Inc.	9,416	410,538
Pfizer, Inc.	14,614	378,502

		789,040

Media – 0.4%
Idearc Inc. (a)	512	14,669

Tobacco – 10.1%
Altria Group, Inc.	4,672	400,951

Total Common Stocks (Cost $3,413,873)		$3,958,459

Total Investments — 99.4% (Cost $3,413,873) (b)		$3,958,459
Other Assets in Excess of Liabilities — 0.6%		24,945

Total Net Assets — 100.0%		$3,983,404

(a)	Non-Income Producing.

(b)	Represents cost for financial reporting purposes and Federal income tax purposes.
The accompanying notes are an integral part of these financial statements.

The DowSM Target Variable Fund LLC
DowSM Target 10 — Fourth Quarter Portfolio
 Objective
The Dowsm Target 10 Portfolios seek long-term capital growth and dividend income by investing in ten common stocks in the Dow Jones Industrial Averagesm that have the highest dividend yield as of the close of business on or about the second to last business day of the quarter.
 Performance as of December 31, 2006
Average Annual Total Return:

One year	27.41%
Five year	7.52%
Since inception (10/1/99)	5.06%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.
The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 Comments
For the year ended December 31, 2006, the Dow Target 10 — Fourth Quarter Portfolio returned 27.41% versus 19.04% for the current benchmark, the Dow Jones Industrial Average Index (DJIA).
The DJIA posted a total return of 19.04% in 2006, which was eleven times over last year’s 1.72% return. In our year-end commentary at the close of 2005, we noted that General Motors Corp. had provided a serious drag on the performance of the Target 10 strategy by declining 48.4%. We are happy to report that General Motors Corp. rebounded nicely in 2006 and finished the year up 63.3%. General Motor’s robust performance in 2006, as well as several other issues in the Portfolio, signifies the very essence of this strategy. The strategy may be simplistic in nature, but for the patient investor, a year like 2006 can produce substantial out-performance relative to a benchmark (DJIA).(1)
The Dow Target 10 — Fourth Quarter Portfolio significantly out-performed the DJIA in 2006. The stocks performed as follows: General Motors Corp. up 63.3%, AT&T Inc. up 51.4%, Merck & Co, Inc. up 41.8%, Verizon Communications, Inc. up 34.6%, JPMorgan Chase & Co. up 25.1%, Altria Group, Inc. up 19.3%, Citigroup, Inc. up 18.8%, E.I. Du Pont de Nemours & Co. up 18.1%, Pfizer, Inc. up 15.2% and General Electric Co. up 9.1%.(1)
The Portfolio inherited an 11th stock on November 6 called Idearc Inc. It was a spin-off from Verizon Communications, Inc. The company offers both print and Internet yellow page directories. The stock returned 10.4% from November 6 through year end, vs. 3.4% for the DJIA.(1)
In 2006, value investing outpaced growth investing, as measured by Standard & Poor’s. The S&P 500/ Citigroup Value Index gained 20.8%, while the S&P 500/ Citigroup Growth Index rose 11.0%.
Despite the fact that the DJIA posted an all-time high of 11,727 on October 3, 2006, which was subsequently eclipsed numerous times and closed the year at 12,463, investors should be encouraged knowing that only 10 out of the 30 constituents in the index were trading above their respective highs set in 2000 when the new high was attained on October 3, according to Ned Davis Research. The index has been setting new highs because it is price-weighted and the highest-priced stocks have been some of the biggest gainers to date. It took six years and eight months to climb back above its previous peak (11,722) set in January 2000, which is considerably longer than the average recovery period of four years and four months (excluding the crash of 1929), according to InvesTech Research. The good news is, in our opinion, Target 10 is poised for continued success in 2007.(1)
Why do we feel this way? The fourth quarter edition of the Investment Manager Outlook, a survey of investment managers conducted by Russell Investment Group, said that nearly one out of two money managers polled were bullish on large-cap value stocks heading into 2007. Target 10 is a large-cap value strategy. With the U.S. economy expected to slow to a more moderate growth pace in 2007 — 2.6% Real GDP according to a BusinessWeek survey of 58 economists — we believe it is conceivable that many investors will choose to commit more of their investment capital to blue chip stocks. Some pundits might refer to such a move as a flight to quality.
According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to rise 12.8% in 2007, vs. 5.1% for the S&P 500 Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

The DowSM Target Variable Fund LLC
DowSM Target 10 — Fourth Quarter Portfolio
 Change in Value of $10,000 Investment
(BAR CHART)

	Dow(SM) Target 10 - Fourth Quarter
	Portfolio (Commenced operations
	October 1, 1999)	Dow Jones Industrial Average

10/1/99	10,000	10,000
	8,095	10,220
12/00	10,112	10,635
	10,192	10,438
12/01	9,951	10,057
	10,217	9,362
12/02	9,386	8,547
	10,146	9,317
12/03	11,622	10,965
	11,357	11,053
12/04	11,754	11,547
	11,193	11,125
12/05	11,226	11,745
	12,207	12,359
12/06	14,303	13,982
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Dow Jones Industrial Average is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.
 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets

Common Stocks (2)	99.3%
Repurchase Agreements Less Net Liabilities	0.7%

100.0%

(1) Composition of Portfolio subject to change.
(2) Sectors:

% of Net Assets

Financials	20.4%
Telecommunication Services	19.9%
Health Care	18.5%
Materials	10.8%
Consumer Staples	10.6%
Industrials	10.0%
Consumer Discretionary	9.1%

99.3%

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.3%	Shares	Value

Automobiles – 8.7%
General Motors Corp.	8,131	$249,784

Chemicals – 10.8%
E.I. Du Pont de Nemours & Co.	6,313	307,506

Diversified Financial Services – 20.4%
Citigroup, Inc.	5,445	303,287
JPMorgan Chase & Co.	5,758	278,111

		581,398

Diversified Telecommunication Services – 19.9%
AT&T, Inc.	8,306	296,940
Verizon Communications, Inc.	7,284	271,256

		568,196

Industrial Conglomerates – 10.0%
General Electric Co.	7,661	285,066

Pharmaceuticals – 18.5%
Merck & Co., Inc.	6,455	281,438
Pfizer, Inc.	9,535	246,957

		528,395

Media – 0.4%
Idearc Inc. (a)	376	10,772

Tobacco – 10.6%
Altria Group, Inc.	3,533	303,202

Total Common Stocks (Cost $2,484,593)		$2,834,319

	Face	Fair
Repurchase Agreements – 6.1%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$174,000	$174,000
Repurchase price $174,079 Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $177,481

Total Repurchase Agreements (Cost $174,000)		$174,000

Total Investments — 105.4% (Cost $2,658,593) (b)		$3,008,319
Liabilities in Excess of Other Assets — (5.4%)		(152,661)

Total Net Assets — 100.0%		$2,855,658

(a)	Non-Income Producing.

(b)	Represents cost for financial reporting purposes and Federal income tax purposes.
The accompanying notes are an integral part of these financial statements.

The DowSM Target Variable Fund LLC
DowSM Target 5 — First Quarter Portfolio
 Objective
The Dowsm Target 5 Portfolios seek long-term capital growth and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the quarter.
 Performance as of December 31, 2006
Average Annual Total Return:

One year	40.83%
Five year	9.75%
Since inception (1/3/00)	8.26%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.
The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 Comments
For the year ended December 31, 2006, the Dow Target 5 — First Quarter Portfolio returned 40.83% versus 19.04% for the current benchmark, the Dow Jones Industrial Average Index (DJIA).
The DJIA posted a total return of 19.04% in 2006, which was eleven times over last year’s 1.72% return. In our year-end commentary at the close of 2005, we noted that General Motors Corp. had provided a serious drag on performance by declining 48.4%. We are happy to report that General Motors Corp. rebounded nicely in 2006 and finished the year up 63.3%. General Motor’s robust performance in 2006, as well as several other issues in the Portfolio, signifies the very essence of this strategy. The strategy may be simplistic in nature, but for the patient investor, a year like 2006 can produce substantial out-performance relative to a benchmark (DJIA).(1)
The Dow Target 5 — First Quarter Portfolio significantly out-performed the DJIA in 2006. The stocks performed as follows: General Motors Corp. up 63.3%, AT&T Inc. up 51.4%, Merck & Co., Inc. up 41.8%, Verizon Communications, Inc. up 34.6% and Pfizer, Inc. up 15.2%.(1)
The Portfolio inherited a 6th stock on November 6 called Idearc Inc. It was a spin-off from Verizon Communications, Inc. The company offers both print and Internet yellow page directories. The stock returned 10.4% from November 6 through year end, vs. 3.4% for the DJIA.(1)
In 2006, value investing outpaced growth investing, as measured by Standard & Poor’s. The S&P 500/ Citigroup Value Index gained 20.8%, while the S&P 500/ Citigroup Growth Index rose 11.0%.
Despite the fact that the DJIA posted an all-time high of 11,727 on October 3, 2006, which was subsequently eclipsed numerous times and closed the year at 12,463, investors should be encouraged knowing that only 10 out of the 30 constituents in the index were trading above their respective highs set in 2000 when the new high was attained on October 3, according to Ned Davis Research. The index has been setting new highs because it is price-weighted and the highest-priced stocks have been some of the biggest gainers to date. It took six years and eight months to climb back above its previous peak (11,722) set in January 2000, which is considerably longer than the average recovery period of four years and four months (excluding the crash of 1929), according to InvesTech Research. The good news is, in our opinion, Target 5 is poised for continued success in 2007.(1)
Why do we feel this way? The fourth quarter edition of the Investment Manager Outlook, a survey of investment managers conducted by Russell Investment Group, said that nearly one out of two money managers polled were bullish on large-cap value stocks heading into 2007. Target 5 is a large-cap value strategy. With the U.S. economy expected to slow to a more moderate growth pace in 2007 — 2.6% Real GDP according to a BusinessWeek survey of 58 economists — we believe it is conceivable that many investors will choose to commit more of their investment capital to blue chip stocks. Some pundits might refer to such a move as a flight to quality.
According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to rise 12.8% in 2007, vs. 5.1% for the S&P 500 Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

The DowSM Target Variable Fund LLC
DowSM Target 5 — First Quarter Portfolio
 Change in Value of $10,000 Investment
(BAR CHART)

	Dow(SM) Target 5 - First Quarter
	Portfolio (Commenced operations
	January 3, 2000)	Dow Jones Industrial Average

1/3/00	10,000	10,000
	8,307	9,156
12/00	11,317	9,528
	11,763	9,352
12/01	10,944	9,010
	10,641	8,387
12/02	9,565	7,657
	10,301	8,347
12/03	11,435	9,823
	11,132	9,902
12/04	12,657	10,345
	12,136	9,967
12/05	12,378	10,522
	15,016	11,072
12/06	17,432	12,526
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Dow Jones Industrial Average is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.
 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets

Common Stocks (2)	100.0%
Less Net Liabilities	0.0%

100.0%

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	39.4%
Health Care	36.1%
Consumer Discretionary	24.5%

100.0%

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 100.0%	Shares	Value

Automobiles – 23.8%
General Motors Corp.	12,673	$389,314

Diversified Telecommunication Services – 39.4%
AT&T Inc.	9,784	349,778
Verizon Communications, Inc.	7,959	296,393

		646,171

Media – 0.7%
Idearc Inc. (a)	397	11,374

Pharmaceuticals – 36.1%
Merck & Co., Inc.	7,446	324,646
Pfizer, Inc.	10,273	266,071

		590,717

Total Common Stocks (Cost $1,244,860)		$1,637,576

Total Investments – 100.0% (Cost $1,244,860) (b)		$1,637,576
Liabilities in Excess of Other Assets — 0.0%		(618)

Total Net Assets — 100.0%		$1,636,958

(a)	Non-Income Producing.

(b)	Represents cost for financial reporting purposes and Federal income tax purposes.
The accompanying notes are an integral part of these financial statements.

The DowSM Target Variable Fund LLC
DowSM Target 5 — Second Quarter Portfolio
 Objective
The Dowsm Target 5 Portfolios seek long-term capital growth and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the quarter.
 Performance as of December 31, 2006
Average Annual Total Return:

One year	37.87%
Five year	10.57%
Since inception (4/3/00)	9.45%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.
The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 Comments
For the year ended December 31, 2006, the Dow Target 5 — Second Quarter Portfolio returned 37.87% versus 19.04% for the current benchmark, the Dow Jones Industrial Average Index (DJIA).
The DJIA posted a total return of 19.04% in 2006, which was eleven times over last year’s 1.72% return. In our year-end commentary at the close of 2005, we noted that General Motors Corp. had provided a serious drag on performance by declining 48.4%. We are happy to report that General Motors Corp. rebounded nicely in 2006 and finished the year up 63.3%. General Motor’s robust performance in 2006, as well as several other issues in the Portfolio, signifies the very essence of this strategy. The strategy may be simplistic in nature, but for the patient investor, a year like 2006 can produce substantial out-performance relative to a benchmark (DJIA).(1)
The Dow Target 5 — Second Quarter Portfolio significantly out-performed the DJIA in 2006. The stocks performed as follows: General Motors Corp. up 63.3%, AT&T Inc. up 51.4%, Merck & Co., Inc. up 41.8% and Pfizer, Inc. up 15.2%. The stock added for the last nine months of 2006 was Verizon Communications, Inc. and it gained 17.5% over that period. The stock removed was JPMorgan Chase & Co., which had gained 5.8% in the first three months of 2006.(1)
The Portfolio inherited a 6th stock on November 6 called Idearc Inc. It was a spin-off from Verizon Communications, Inc. The company offers both print and Internet yellow page directories. The stock returned 10.4% from November 6 through year end, vs. 3.4% for the DJIA.(1)
In 2006, value investing outpaced growth investing, as measured by Standard & Poor’s. The S&P 500/ Citigroup Value Index gained 20.8%, while the S&P 500/ Citigroup Growth Index rose 11.0%.
Despite the fact that the DJIA posted an all-time high of 11,727 on October 3, 2006, which was subsequently eclipsed numerous times and closed the year at 12,463, investors should be encouraged knowing that only 10 out of the 30 constituents in the index were trading above their respective highs set in 2000 when the new high was attained on October 3, according to Ned Davis Research. The index has been setting new highs because it is price-weighted and the highest-priced stocks have been some of the biggest gainers to date. It took six years and eight months to climb back above its previous peak (11,722) set in January 2000, which is considerably longer than the average recovery period of four years and four months (excluding the crash of 1929), according to InvesTech Research. The good news is, in our opinion, Target 5 is poised for continued success in 2007.(1)
Why do we feel this way? The fourth quarter edition of the Investment Manager Outlook, a survey of investment managers conducted by Russell Investment Group, said that nearly one out of two money managers polled were bullish on large-cap value stocks heading into 2007. Target 5 is a large-cap value strategy. With the U.S. economy expected to slow to a more moderate growth pace in 2007 — 2.6% Real GDP according to a BusinessWeek survey of 58 economists — we believe it is conceivable that many investors will choose to commit more of their investment capital to blue chip stocks. Some pundits might refer to such a move as a flight to quality.
According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to rise 12.8% in 2007, vs. 5.1% for the S&P 500 Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

The DowSM Target Variable Fund LLC
DowSM Target 5 — Second Quarter Portfolio
 Change in Value of $10,000 Investment
(BAR CHART)

	Dow(SM) Target 5 - Second Quarter
	Portfolio (Commenced operations
	April 3, 2000)	Dow Jones Industrial Average

4/3/00	10,000	10,000
	9,204	9,603
12/00	12,451	9,993
	12,538	9,808
12/01	11,127	9,450
	10,881	8,796
12/02	10,067	8,031
	10,997	8,754
12/03	12,407	10,303
	12,077	10,385
12/04	13,766	10,850
	14,412	10,453
12/05	13,340	11,036
	15,840	11,612
12/06	18,390	13,138
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Dow Jones Industrial Average is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.
 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets

Common Stocks (2)	99.9%
Repurchase Agreements Less Net Liabilities	0.1%

100.0%

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	39.1%
Health Care	36.8%
Consumer Discretionary	24.0%

99.9%

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.9%	Shares	Value

Automobiles – 23.3%
General Motors Corp.	11,181	$343,480

Diversified Telecommunication Services – 39.1%
AT&T Inc.	8,796	314,457
Verizon Communications, Inc.	6,984	260,084

		574,541

Media – 0.7%
Idearc Inc. (a)	349	9,999

Pharmaceuticals – 36.8%
Merck & Co., Inc.	6,752	294,387
Pfizer, Inc.	9,544	247,190

		541,577

Total Common Stocks (Cost $1,219,247)		$1,469,597

	Face	Fair
Repurchase Agreements – 0.1%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$2,000	$2,000
Repurchase price $2,001
Collateralized by: Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $2,040

Total Repurchase Agreements (Cost $2,000)		$2,000

Total Investments — 100.0%
(Cost $1,221,247) (b)		$1,471,597
Liabilities in Excess of Other Assets — 0.0%		(353)

Total Net Assets — 100.0%		$1,471,244

(a)	Non-Income Producing.

(b)	Represents cost for financial reporting purposes and Federal income tax purposes.
The accompanying notes are an integral part of these financial statements.

The DowSM Target Variable Fund LLC
DowSM Target 5 — Third Quarter Portfolio
 Objective
The Dowsm Target 5 Portfolios seek long-term capital growth and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the quarter.
 Performance as of December 31, 2006
Average Annual Total Return:

One year	36.37%
Five year	4.03%
Since inception (7/3/00)	4.90%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.
The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 Comments
For the year ended December 31, 2006, the Dow Target 5 — Third Quarter Portfolio returned 36.37% versus 19.04% for the current benchmark, the Dow Jones Industrial Average Index (DJIA).
The DJIA posted a total return of 19.04% in 2006, which was eleven times over last year’s 1.72% return. In our year-end commentary at the close of 2005, we noted that General Motors Corp. had provided a serious drag on performance by declining 48.4%. We are happy to report that General Motors Corp. rebounded nicely in 2006 and finished the year up 63.3%. General Motor’s robust performance in 2006, as well as several other issues in the Portfolio, signifies the very essence of this strategy. The strategy may be simplistic in nature, but for the patient investor, a year like 2006 can produce substantial out-performance relative to a benchmark (DJIA).(1)
The Dow Target 5 — Third Portfolio significantly out-performed the DJIA in 2006. The stocks performed as follows: General Motors Corp. up 63.3%, AT&T Inc. up 51.4%, Verizon Communications, Inc. up 34.6% and Pfizer, Inc. up 15.2%. The stock added for the second half of 2006 was General Electric Co. and it gained 14.6% over that period. The stock removed was The Coca-Cola Co., which had gained 8.3% in the first six months of 2006.(1)
The Portfolio inherited a 6th stock on November 6 called Idearc Inc. It was a spin-off from Verizon Communications, Inc. The company offers both print and Internet yellow page directories. The stock returned 10.4% from November 6 through year end, vs. 3.4% for the DJIA.(1)
In 2006, value investing outpaced growth investing, as measured by Standard & Poor’s. The S&P 500/ Citigroup Value Index gained 20.8%, while the S&P 500/ Citigroup Growth Index rose 11.0%.
Despite the fact that the DJIA posted an all-time high of 11,727 on October 3, 2006, which was subsequently eclipsed numerous times and closed the year at 12,463, investors should be encouraged knowing that only 10 out of the 30 constituents in the index were trading above their respective highs set in 2000 when the new high was attained on October 3, according to Ned Davis Research. The index has been setting new highs because it is price-weighted and the highest-priced stocks have been some of the biggest gainers to date. It took six years and eight months to climb back above its previous peak (11,722) set in January 2000, which is considerably longer than the average recovery period of four years and four months (excluding the crash of 1929), according to InvesTech Research. The good news is, in our opinion, Target 5 is poised for continued success in 2007.(1)
Why do we feel this way? The fourth quarter edition of the Investment Manager Outlook, a survey of investment managers conducted by Russell Investment Group, said that nearly one out of two money managers polled were bullish on large-cap value stocks heading into 2007. Target 5 is a large-cap value strategy. With the U.S. economy expected to slow to a more moderate growth pace in 2007 — 2.6% Real GDP according to a BusinessWeek survey of 58 economists — we believe it is conceivable that many investors will choose to commit more of their investment capital to blue chip stocks. Some pundits might refer to such a move as a flight to quality.
According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to rise 12.8% in 2007, vs. 5.1% for the S&P 500 Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

The DowSM Target Variable Fund LLC
DowSM Target 5 — Third Quarter Portfolio
 Change in Value of $10,000 Investment
(BAR CHART)

	Dow(SM) Target 5 - Third Quarter
	Portfolio (Commenced operations
	July 3, 2000)	Dow Jones Industrial Average

7/3/00	10,000	10,000
	12,511	10,214
12/01	11,197	9,841
	10,942	9,160
12/02	9,990	8,363
	10,647	9,117
12/03	11,477	10,729
	11,304	10,815
12/04	12,380	11,298
	11,291	10,886
12/05	10,005	11,492
	11,823	12,093
12/06	13,644	13,681
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Dow Jones Industrial Average is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.
 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets

Common Stocks (2)	99.4%
Repurchase Agreements Less Net Liabilities	0.6%

100.0%

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	41.7%
Industrials	19.7%
Health Care	19.2%
Consumer Discretionary	18.8%

99.4%

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.4%	Shares	Value

Automobiles – 18.0%
General Motors Corp.	8,419	$258,631

Diversified Telecommunication Services – 41.7%
AT&T Inc.	8,993	321,500
Verizon Communications, Inc.	7,490	278,928

		600,428

Industrial Conglomerates – 19.7%
General Electric Co.	7,608	283,094

Media – 0.8%
Idearc Inc. (a)	375	10,744

Pharmaceuticals – 19.2%
Pfizer, Inc.	10,688	276,819

Total Common Stocks (Cost $1,307,395)		$1,429,716

	Face	Fair
Repurchase Agreements – 1.3%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$19,000	$19,000
Repurchase price $19,009
Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $19,380

Total Repurchase Agreements (Cost $19,000)		$19,000

Total Investments — 100.7%
(Cost $1,326,395) (b)		$1,448,716
Liabilities in Excess of Other Assets — (0.7)%		(9,886)

Total Net Assets — 100.0%		$1,438,830

(a)	Non-Income Producing.

(b)	Represents cost for financial reporting purposes and Federal income tax purposes.
The accompanying notes are an integral part of these financial statements.

The DowSM Target Variable Fund LLC
DowSM Target 5 — Fourth Quarter Portfolio
 Objective
The Dowsm Target 5 Portfolios seek long-term capital growth and dividend income by investing in common stocks in the Dow Jones Industrial Averagesm. The portfolios invest in the five stocks with the lowest price per share of the Dow 10 as of the close of business on or about the second to last business day of the quarter.
 Performance as of December 31,2006
Average Annual Total Return:

One year	38.33%
Five year	7.73%
Since inception (10/1/99)	4.68%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost.
The Portfolio is not open to direct retail investment. Beneficial interest in shares are obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.
 Comments
For the year ended December 31, 2006, the Dow Target 5 — Fourth Quarter Portfolio returned 38.33% versus 19.04% for the current benchmark, the Dow Jones Industrial Average Index (DJIA).
The DJIA posted a total return of 19.04% in 2006, which was eleven times over last year’s 1.72% return. In our year-end commentary at the close of 2005, we noted that General Motors Corp. had provided a serious drag on performance by declining 48.4%. We are happy to report that General Motors Corp. rebounded nicely in 2006 and finished the year up 63.3%. General Motor’s robust performance in 2006, as well as several other issues in the Portfolio, signifies the very essence of this strategy. The strategy may be simplistic in nature, but for the patient investor, a year like 2006 can produce substantial out-performance relative to a benchmark (DJIA).(1)
The Dow Target 5 — Fourth Quarter Portfolio significantly out-performed the DJIA in 2006. The stocks performed as follows: General Motors Corp. up 63.3%, AT&T Inc. up 51.4%, Verizon Communications, Inc. up 34.6% and Pfizer, Inc. up 15.2%. The stock added for the fourth quarter of 2006 was General Electric Co. and it gained 6.2% over that period. The stock removed was Merck & Co., Inc., which had gained 35.9% in the first nine months of 2006.(1)
The Portfolio inherited a 6th stock on November 6 called Idearc Inc. It was a spin-off from Verizon Communications, Inc. The company offers both print and Internet yellow page directories. The stock returned 10.4% from November 6 through year end, vs. 3.4% for the DJIA.(1)
In 2006, value investing outpaced growth investing, as measured by Standard & Poor’s. The S&P 500/ Citigroup Value Index gained 20.8%, while the S&P 500/ Citigroup Growth Index rose 11.0%.
Despite the fact that the DJIA posted an all-time high of 11,727 on October 3, 2006, which was subsequently eclipsed numerous times and closed the year at 12,463, investors should be encouraged knowing that only 10 out of the 30 constituents in the index were trading above their respective highs set in 2000 when the new high was attained on October 3, according to Ned Davis Research. The index has been setting new highs because it is price-weighted and the highest-priced stocks have been some of the biggest gainers to date. It took six years and eight months to climb back above its previous peak (11,722) set in January 2000, which is considerably longer than the average recovery period of four years and four months (excluding the crash of 1929), according to InvesTech Research. The good news is, in our opinion, Target 5 is poised for continued success in 2007.(1)
Why do we feel this way? The fourth quarter edition of the Investment Manager Outlook, a survey of investment managers conducted by Russell Investment Group, said that nearly one out of two money managers polled were bullish on large-cap value stocks heading into 2007. Target 5 is a large-cap value strategy. With the U.S. economy expected to slow to a more moderate growth pace in 2007 — 2.6% Real GDP according to a BusinessWeek survey of 58 economists — we believe it is conceivable that many investors will choose to commit more of their investment capital to blue chip stocks. Some pundits might refer to such a move as a flight to quality.
According to Thomson First Call, the year-over-year estimated earnings growth rate for the companies in the S&P 500 Industrial Index is expected to rise 12.8% in 2007, vs. 5.1% for the S&P 500 Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2006.

The DowSM Target Variable Fund LLC
DowSM Target 5 — Fourth Quarter Portfolio
 Change in Value of $10,000 Investment
(BAR CHART)

	Dow(SM) Target 5 - Fourth Quarter
	Portfolio (Commenced operations
	October 1, 1999)	Dow Jones Industrial Average

10/1/99	10,000	10,000
	7,390	10,220
12/00	9,304	10,635
	9,271	10,438
12/01	9,602	10,057
	9,887	9,362
12/02	9,037	8,547
	9,767	9,317
12/03	10,803	10,965
	10,780	11,053
12/04	11,511	11,547
	10,803	11,125
12/05	10,073	11,745
	11,910	12,359
12/06	13,933	13,982
Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.
The Dow Jones Industrial Average is a price-weighted index composed of thirty of the largest, most liquid NYSE and NASDAQ listed stocks. The index presented includes the effects of reinvested dividends.
 Portfolio Composition as of December 31, 2006 (1)

% of Net Assets

Common Stocks (2)	99.2%
Repurchase Agreements Less Net Liabilities	0.8%

100.0%

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets

Telecommunication Services	41.4%
Industrials	20.8%
Consumer Discretionary	19.0%
Health Care	18.0%

99.2%

Schedule of Investments	December 31, 2006

		Fair
Common Stocks – 99.2%	Shares	Value

Automobiles – 18.2%
General Motors Corp.	9,488	$291,471

Diversified Telecommunication Services – 41.4%
AT&T Inc.	9,690	346,418
Verizon Communications, Inc.	8,498	316,466

		662,884

Industrial Conglomerates – 20.8%
General Electric Co.	8,939	332,620

Media – 0.8%
Idearc Inc. (a)	427	12,234

Pharmaceuticals – 18.0%
Pfizer, Inc.	11,126	288,163

Total Common Stocks (Cost $1,479,506)		$1,587,372

	Face	Fair
Repurchase Agreements – 1.4%	Amount	Value

U.S. Bank 4.100% 01/02/2007	$22,000	$22,000
Repurchase price $22,010 Collateralized by:
Federal National Mortgage Association Pool #695167 5.000%, 05/01/2033 Fair Value: $22,440

Total Repurchase Agreements (Cost $22,000)		$22,000

Total Investments — 100.6% (Cost $1,501,506) (b)		$1,609,372
Liabilities in Excess of Other Assets — (0.6)%		(8,773)

Total Net Assets — 100.0%		$1,600,599

(a)	Non-Income Producing.

(b)	Represents cost for financial reporting purposes and Federal income tax purposes.
The accompanying notes are an integral part of these financial statements.

The DowSM Target Variable Fund LLC

Statements of Assets and Liabilities	December 31, 2006

	Dow Target 10 Portfolios

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Assets:
Investments in securities, at cost	$2,095,769	$2,872,521	$3,413,873	$2,658,593

Investments in securities, at fair value	$2,485,206	$3,428,121	$3,958,459	$3,008,319
Cash	455	739	—	650
Receivable for securities sold	—	—	32,003	—
Receivable for membership interest sold	—	240	—	1,335
Dividends and accrued interest receivable	6,194	6,515	10,594	7,176
Prepaid expenses and other assets	34	45	49	27

Total assets	2,491,889	3,435,660	4,001,105	3,017,507

Liabilities:
Cash overdraft	—	—	11,715	—
Payable for securities purchased	—	—	—	157,368
Payable for membership interest redeemed	120	2	135	1
Payable for investment management services	1,249	1,721	2,006	1,337
Accrued professional fees	1,575	1,575	1,575	1,575
Accrued accounting and custody fees	559	549	588	671
Accrued printing and other expenses	1,125	1,461	1,682	897

Total liabilities	4,628	5,308	17,701	161,849

Net assets	$2,487,261	$3,430,352	$3,983,404	$2,855,658

Net assets consist of:
Par value, $1 per membership interest	$215,411	$259,583	$361,137	$230,992
Paid-in capital in excess of par value	1,705,698	2,520,730	3,014,181	2,209,171
Accumulated net realized gain (loss) on investments	118,227	28,831	(2,987)	21,504
Net unrealized appreciation on investments	389,437	555,600	544,586	349,726
Undistributed net investment income	58,488	65,608	66,487	44,265

Net assets	$2,487,261	$3,430,352	$3,983,404	$2,855,658

Membership interest outstanding	215,411	259,583	361,137	230,992
Net asset value per membership interest	$11.55	$13.21	$11.03	$12.36

Statements of Operations	For the year ended December 31, 2006

	Dow Target 10 Portfolios

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Investment income:
Interest	$598	$669	$1,025	$933
Dividends	94,102	121,743	122,162	79,426

Total investment income	94,700	122,412	123,187	80,359

Expenses:
Management fees	14,583	19,074	19,245	12,470
Custodian fees	1,615	1,472	1,564	1,286
Managers’ (Board) fees	879	1,140	1,134	747
Professional fees	2,476	2,507	2,507	2,461
Accounting fees	1,884	2,098	2,121	1,722
Printing	2,228	3,340	3,733	1,598
Other	76	105	96	59

Total expenses	23,741	29,736	30,400	20,343

Net investment income	70,959	92,676	92,787	60,016

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	26,456	(70,316)	16,508	14,124
Change in unrealized appreciation/depreciation on investments	518,541	807,657	686,184	427,903

Net gain on investments	544,997	737,341	702,692	442,027

Change in net assets from operations	$615,956	$830,017	$795,479	$502,043

(continued)

The DowSM Target Variable Fund LLC

Statements of Assets and Liabilities (Continued)	December 31, 2006

	Dow Target 5 Portfolios

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Assets:
Investments in securities, at cost	$1,244,860	$1,221,247	$1,326,395	$1,501,506

Investments in securities, at fair value	$1,637,576	$1,471,597	$1,448,716	$1,609,372
Cash	23	354	348	787
Receivable for membership interest sold	—	—	—	7,239
Dividends and accrued interest receivable	2,829	2,566	2,123	2,485
Prepaid expenses and other assets	21	19	18	15

Total assets	1,640,449	1,474,536	1,451,205	1,619,898

Liabilities:
Payable for securities purchased	—	—	9,019	16,063
Payable for membership interest redeemed	38	35	39	1
Payable for investment management services	822	737	721	770
Accrued professional fees	1,575	1,575	1,575	1,575
Accrued accounting and custody fees	356	308	376	394
Accrued printing and other expenses	700	637	645	496

Total liabilities	3,491	3,292	12,375	19,299

Net assets	$1,636,958	$1,471,244	$1,438,830	$1,600,599

Net assets consist of:
Par value, $1 per membership interest	$119,226	$115,104	$136,112	$132,702
Paid-in capital in excess of par value	991,937	997,897	1,212,927	1,221,488
Accumulated net realized gain (loss) on investments	107,751	85,919	(52,454)	116,440
Net unrealized appreciation on investments	392,716	250,350	122,321	107,866
Undistributed net investment income	25,328	21,974	19,924	22,103

Net assets	$1,636,958	$1,471,244	$1,438,830	$1,600,599

Membership interest outstanding	119,226	115,104	136,112	132,702
Net asset value per membership interest	$13.73	$12.78	$10.57	$12.06

Statements of Operations (Continued)	For the year ended December 31, 2006

	Dow Target 5 Portfolios

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Investment income:
Interest	$481	$421	$666	$521
Dividends	60,906	50,145	42,315	45,376

Total investment income	61,387	50,566	42,981	45,897

Expenses:
Management fees	8,896	7,577	6,523	6,679
Custodian fees	610	511	545	505
Managers’ (Board) fees	527	450	391	394
Professional fees	2,435	2,425	2,418	2,420
Accounting fees	1,369	1,306	1,228	1,232
Printing and other	824	547	456	253

Total expenses	14,661	12,816	11,561	11,483

Net investment income	46,726	37,750	31,420	34,414

Realized and unrealized gain on investments:
Net realized gain on investments	81,593	17,177	32,054	103,415
Change in unrealized appreciation/depreciation on investments	352,641	344,503	248,515	210,983

Net gain on investments	434,234	361,680	280,569	314,398

Change in net assets from operations	$480,960	$399,430	$311,989	$348,812

The accompanying notes are an integral part of these financial statements.

The DowSM Target Variable Fund LLC
 Statements of Changes in Net Assets

	Dow Target 10 Portfolios

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter

	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$70,959	$83,365	$92,676	$106,257	$92,787	$96,742	$60,016	$62,341
Net realized gain (loss) on investments	26,456	52,061	(70,316)	161,567	16,508	132,818	14,124	49,794
Change in unrealized appreciation/depreciation on investments	518,541	(309,785)	807,657	(361,040)	686,184	(401,076)	427,903	(205,268)

Change in net assets from operations	615,956	(174,359)	830,017	(93,216)	795,479	(171,516)	502,043	(93,133)

Distributions to shareholders:
Distributions from net investment income	(176,374)	—	(197,789)	—	(200,396)	—	(135,101)	—

Capital transactions:
Received from shares sold	356,626	366,595	156,395	573,064	991,759	457,867	766,546	464,962
Received from dividends reinvested	176,374	—	197,789	—	200,396	—	135,101	—
Paid for shares redeemed	(741,936)	(791,018)	(569,272)	(658,557)	(705,694)	(682,436)	(472,775)	(541,402)

Change in net assets from capital transactions	(208,936)	(424,423)	(215,088)	(85,493)	486,461	(224,569)	428,872	(76,440)

Change in net assets	230,646	(598,782)	417,140	(178,709)	1,081,544	(396,085)	795,814	(169,573)
Net Assets:
Beginning of year	2,256,615	2,855,397	3,013,212	3,191,921	2,901,860	3,297,945	2,059,844	2,229,417

End of year	$2,487,261	$2,256,615	$3,430,352	$3,013,212	$3,983,404	$2,901,860	$2,855,658	$2,059,844

Undistributed net investment income	$58,488	$163,903	$65,608	$170,721	$66,487	$174,096	$44,265	$119,350

 Statements of Changes in Net Assets

	Dow Target 5 Portfolios

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter

	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05	12/31/06	12/31/05

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$46,726	$32,676	$37,750	$31,340	$31,420	$27,063	$34,414	$29,654
Net realized gain (loss) on investments	81,593	44,482	17,177	84,095	32,054	20,505	103,415	15,423
Change in unrealized appreciation/depreciation on investments	352,641	(97,997)	344,503	(148,786)	248,515	(231,459)	210,983	(187,818)

Change in net assets from operations	480,960	(20,839)	399,430	(33,351)	311,989	(183,891)	348,812	(142,741)

Distributions to shareholders:
Distributions from net investment income	(76,746)	—	(66,536)	—	(60,451)	—	(67,085)	—

Capital transactions:
Received from shares sold	234,547	362,929	201,380	204,309	582,851	179,663	462,564	93,125
Received from dividends reinvested	76,746	—	66,536	—	60,451	—	67,085	—
Paid for shares redeemed	(306,328)	(206,241)	(104,324)	(148,603)	(260,147)	(150,309)	(189,864)	(155,043)

Change in net assets from capital transactions	4,965	156,688	163,592	55,706	383,155	29,354	339,785	(61,918)

Change in net assets	409,179	135,849	496,486	22,355	634,693	(154,537)	621,512	(204,659)
Net Assets:
Beginning of year	1,227,779	1,091,930	974,758	952,403	804,137	958,674	979,087	1,183,746

End of year	$1,636,958	$1,227,779	$1,471,244	$974,758	$1,438,830	$804,137	$1,600,599	$979,087

Undistributed net investment income	$25,328	$55,348	$21,974	$50,760	$19,924	$48,955	$22,103	$54,774

The accompanying notes are an integral part of these financial statements.

The DowSM Target Variable Fund LLC
 Financial Highlights

	Dow Target 10 — First Quarter					Dow Target 10 — Second Quarter

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Selected Per-Share Data:
Net asset value, beginning of year	$9.64	$10.28	$9.96	$8.18	$9.47	$10.81	$11.10	$10.89	$8.70	$9.72

Income (loss) from operations:
Net investment income	0.45	0.41	0.32	0.25(a )	0.19	0.45	0.39	0.31	0.26(a )	0.13
Net realized and unrealized gain (loss) on investments	2.33	(1.05)	—	1.77	(1.21)	2.76	(0.68)	(0.10)	2.17	(0.76)

Total income (loss) from operations	2.78	(0.64)	0.32	2.02	(1.02)	3.21	(0.29)	0.21	2.43	(0.63)

Distributions:
Distributions from net investment income	(0.87)	—	—	(0.24)	(0.27)	(0.81)	—	—	(0.24)	(0.39)

Net asset value, end of year	$11.55	$9.64	$10.28	$9.96	$8.18	$13.21	$10.81	$11.10	$10.89	$8.70

Total return	28.86%	(6.23)%	3.21%	25.24%	(10.75)%	29.64%	(2.61)%	1.93%	28.36%	(6.61)%
Ratios and supplemental data:
Net assets at end of year (millions)	$2.5	$2.3	$2.9	$2.8	$0.4	$3.4	$3.0	$3.2	$3.4	$0.7
Ratio to average net assets:
Ratio net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.98%	0.93%	0.84%	1.10%	1.54%	0.94%	0.89%	0.91%	1.14%	1.43%
Net investment income	2.92%	3.25%	3.05%	2.91%	2.08%	2.91%	3.29%	2.79%	2.71%	2.13%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.98%	0.93%	0.84%	1.16%	1.86%	0.94%	0.89%	0.92%	1.14%	1.50%
Portfolio turnover rate	22%	45%	56%	16%	30%	10%	54%	47%	23%	33%

(a)	Calculated using the average daily shares method.
(continued)

The DowSM Target Variable Fund LLC
 Financial Highlights (Continued)

	Dow Target 10 — Third Quarter					Dow Target 10 — Fourth Quarter

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Selected Per-Share Data:
Net asset value, beginning of year	$9.07	$9.59	$9.28	$7.66	$8.59	$10.18	$10.66	$10.54	$8.73	$9.50

Income (loss) from operations:
Net investment income	0.22	0.32	0.24	0.23	0.17	0.21	0.32	0.30	0.25	0.19
Net realized and unrealized gain (loss) on investments	2.32	(0.84)	0.07	1.61	(0.90)	2.58	(0.80)	(0.18)	1.79	(0.73)

Total income (loss) from operations	2.54	(0.52)	0.31	1.84	(0.73)	2.79	(0.48)	0.12	2.04	(0.54)

Distributions:
Distributions from net investment income	(0.58)	—	—	(0.22)	(0.20)	(0.61)	—	—	(0.23)	(0.23)

Net asset value, end of year	$11.03	$9.07	$9.59	$9.28	$7.66	$12.36	$10.18	$10.66	$10.54	$8.73

Total return	27.96%	(5.42)%	3.34%	24.46%	(8.52)%	27.41%	(4.50)%	1.14%	23.81%	(5.68)%
Ratios and supplemental data:
Net assets at end of year (millions)	$4.0	$2.9	$3.3	$3.2	$1.0	$2.9	$2.1	$2.2	$2.6	$0.6
Ratio to average net assets:
Ratio net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.95%	0.90%	0.93%	1.14%	1.44%	0.98%	0.99%	0.92%	1.32%	1.52%
Net investment income	2.89%	3.19%	2.73%	2.87%	2.16%	2.88%	3.16%	2.89%	2.63%	1.95%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.95%	0.90%	0.94%	1.14%	1.44%	0.98%	0.99%	0.92%	1.33%	1.66%
Portfolio turnover rate	30%	41%	56%	37%	37%	22%	35%	40%	59%	40%
(continued)

The DowSM Target Variable Fund LLC
 Financial Highlights (Continued)

	Dow Target 5 — First Quarter					Dow Target 5 — Second Quarter

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Selected Per-Share Data:
Net asset value, beginning of year	$10.23	$10.46	$9.45	$8.51	$10.07	$9.71	$10.02	$9.03	$7.48	$8.55

Income (loss) from operations:
Net investment income	0.43	0.24	0.27	0.20(a )	0.17	0.29	0.30	0.23	0.18(a )	0.19
Net realized and unrealized gain (loss) on investments	3.75	(0.47)	0.74	1.44	(1.45)	3.39	(0.61)	0.76	1.54	(1.01)

Total income (loss) from operations	4.18	(0.23)	1.01	1.64	(1.28)	3.68	(0.31)	0.99	1.72	(0.82)

Distributions:
Distributions from net investment income	(0.68)	—	—	(0.20)	(0.28)	(0.61)	—	—	(0.17)	(0.25)
Distributions from net realized capital gain	—	—	—	(0.50)	—	—	—	—	—	—

Total distributions	(0.68)	—	—	(0.70)	(0.28)	(0.61)	—	—	(0.17)	(0.25)

Net asset value, end of year	$13.73	$10.23	$10.46	$9.45	$8.51	$12.78	$9.71	$10.02	$9.03	$7.48

Total return	40.83%	(2.20)%	10.69%	19.55%	(12.60)%	37.87%	(3.09)%	10.96%	23.25%	(9.53)%
Ratios and supplemental data:
Net assets at end of year (millions)	$1.6	$1.2	$1.1	$1.0	$0.2	$1.5	$1.0	$1.0	$0.8	$0.2
Ratio to average net assets:
Ratio net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.99%	1.20%	1.07%	1.48%	1.60%	1.01%	1.31%	1.05%	1.52%	1.60%
Net investment income	3.15%	2.69%	2.70%	2.20%	1.94%	2.99%	3.14%	2.55%	2.22%	2.36%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	0.99%	1.20%	1.07%	1.72%	2.44%	1.01%	1.31%	1.06%	1.92%	3.05%
Portfolio turnover rate	50%	55%	35%	31%	66%	29%	71%	51%	28%	10%

(a)	Calculated using the average daily shares method.
(continued)

The DowSM Target Variable Fund LLC
 Financial Highlights (Continued)

	Dow Target 5 — Third Quarter					Dow Target 5 — Fourth Quarter

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Selected Per-Share Data:
Net asset value, beginning of year	$8.09	$10.01	$9.28	$8.44	$9.70	$9.10	$10.40	$9.76	$8.38	$9.14

Income (loss) from operations:
Net investment income	0.12	0.26	0.26	0.22	0.21	0.19	0.29	0.25	0.20(a )	0.19
Net realized and unrealized gain (loss) on investments	2.82	(2.18)	0.47	1.02	(1.25)	3.30	(1.59)	0.39	1.41	(0.73)

Total income (loss) from operations	2.94	(1.92)	0.73	1.24	(1.04)	3.49	(1.30)	0.64	1.61	(0.54)

Distributions:
Distributions from net investment income	(0.46)	—	—	(0.23)	(0.22)	(0.53)	—	—	(0.20)	(0.22)
Distributions from net realized capital gain	—	—	—	(0.17)	—	—	—	—	(0.03)	—

Total distributions	(0.46)	—	—	(0.40)	(0.22)	(0.53)	—	—	(0.23)	(0.22)

Net asset value, end of year	$10.57	$8.09	$10.01	$9.28	$8.44	$12.06	$9.10	$10.40	$9.76	$8.38

Total return	36.37%	(19.18)%	7.87%	14.88%	(10.79)%	38.33%	(12.50)%	6.56%	19.54%	(5.89)%
Ratios and supplemental data:
Net assets at end of year (millions)	$1.4	$0.8	$1.0	$1.0	$0.3	$1.6	$1.0	$1.2	$1.1	$0.2
Ratio to average net assets:
Ratio net of expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.06%	1.39%	1.02%	1.50%	1.55%	1.03%	1.27%	1.04%	1.50%	1.60%
Net investment income	2.89%	3.16%	2.67%	2.69%	2.39%	3.09%	2.82%	2.53%	2.25%	1.97%
Ratios assuming no expenses voluntarily reduced or reimbursed by adviser:
Expenses	1.06%	1.39%	1.02%	1.75%	2.36%	1.03%	1.27%	1.04%	1.87%	2.76%
Portfolio turnover rate	40%	71%	92%	86%	105%	39%	71%	70%	63%	45%

(a)	Calculated using the average daily shares method.
The accompanying notes are an integral part of these financial statements.

The DowSM Target Variable Fund LLC

Notes to Financial Statements	December 31, 2006
(1) Organization

The Dow Target Variable Fund LLC (the “Fund”) is an open-end management investment company. Its “Dow Target 10” Portfolios are four non-diversified Portfolios of common stock of the ten companies in the Dow Jones Industrial Averagesm (“DJIA”) having the highest dividend yields as of the close of business on or about the second to last business day prior to the beginning of those Portfolios’ annual term. These ten companies are popularly known as the “Dogs of the Dow.” The “Dow Target 5” Portfolios are four non-diversified portfolios of common stock of the five Dow Target 10 companies having the lowest per-share stock prices as of the close of business on or about the second to last business day prior to the beginning of each of those Portfolios’ annual term.

The Fund’s objective is to provide above-average total returns through both capital appreciation and dividend income. The Fund may or may not achieve that objective. The stocks held in each Portfolio of the Fund are not expected to reflect the DJIA and the prices of Portfolio membership interests are not intended to track movements of the DJIA. The Dow consists of thirty stocks selected by Dow Jones & Company, Inc. (’Dow Jones”) as representing American industry and the broader domestic stock market.

The Fund is a limited liability company created under Ohio law. The membership interests of its Portfolios are owned entirely by variable annuity separate accounts of The Ohio National Life Insurance Company (“ONLIC”). Portfolio membership interests are not offered directly to the public. Portfolio membership interests are purchased by ONLIC’s separate accounts as an investment option for variable annuity contracts.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.
(2) Significant Accounting Policies

Portfolio membership interests are sold to ONLIC’s variable annuity separate accounts without a sales charge. They may be redeemed at their net asset value next computed after the Portfolio receives a purchase or redemption order. The value of Portfolio interests is based on the fair value of the stocks and any other cash or net assets of each Portfolio. The domestic common stocks of the Portfolio are valued at the daily closing price of the exchange on which each security is traded. This valuation is conducted as of 4:00 p.m. Eastern Time each day that the U.S. markets are open for unrestricted trading. The net asset value of each Portfolio is computed by dividing the value of that Portfolio’s securities plus any cash or other assets, less the Portfolio’s liabilities, by the number of Portfolio interests outstanding.
 Dividends and Distributions to Shareholders

As a single-member limited liability company, the Fund is not subject to Subchapter M distribution requirements. Distributions are, however, made periodically.

In the normal course of business, securities transactions are accounted for no later than the first calculation on the first business day following the trade date basis. For financial reporting purposes, however, security transactions are accounted for on a trade date basis. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily as earned. Net realized gain or loss on investments is determined using the specific identification method.
 Repurchase Agreements

The Portfolios routinely acquire repurchase agreements from member banks of the Federal Reserve System which the Portfolio deems creditworthy under guidelines approved by the Fund’s Board of Managers (the “Board”) subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The maturities of these instruments vary from overnight to one week. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the Portfolio has

(continued)

The DowSM Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2006

a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Portfolio’s custodian or another qualified custodian or in the Federal Reserve/ Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.
 Federal Income Taxes

The Fund is a single-member limited liability company that is taxed as a division of the separate accounts of ONLIC. Income and losses of the Portfolios are included in the taxable income or loss of the separate accounts of ONLIC. Accordingly, the Portfolios have no provision for Federal income taxes.
 Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributed to a Portfolio are allocated on the basis of relative net assets or other appropriate method.
 Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
 New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. As of December 31, 2006, the Fund’s management has not yet concluded as to what, if any, impact that the adoption of FIN 48 will have on the financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

(continued)

The DowSM Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2006
(3) Unrealized Appreciation (Depreciation) on Investments

The gross unrealized appreciation and depreciation on investments for financial reporting purposes and Federal income tax purposes in each Portfolio as of December 31, 2006 were as follows:

	Dow Target 10 Portfolios

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Gross unrealized:
Appreciation	$441,943	$607,324	$612,127	$396,705
Depreciation	(52,506)	(51,724)	(67,541)	(46,979)

Net unrealized:
Appreciation (depreciation)	$389,437	$555,600	$544,586	$349,726

	Dow Target 5 Portfolios

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Gross unrealized:
Appreciation	$401,142	$254,539	$147,544	$124,348
Depreciation	(8,426)	(4,189)	(25,223)	(16,482)

Net unrealized:
Appreciation (depreciation)	$392,716	$250,350	$122,321	$107,866

(4) Investment Transactions

Purchases and sales of investment securities (excluding short-term and government securities) for the year ended December 31, 2006 were as follows:

	Dow Target 10 Portfolios

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Stocks
Purchases	$526,050	$312,092	$1,309,440	$901,118
Sales	$836,763	$630,914	$957,057	$465,121

	Dow Target 5 Portfolios

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Stocks
Purchases	$743,451	$497,281	$783,636	$734,937
Sales	$760,282	$359,732	$434,718	$436,660
(5) Related Party and Other Transactions

The Portfolios’ day-to-day investment management is the responsibility of its investment adviser, Ohio National Investments, Inc. (“ONI”). ONI is an Ohio corporation and is a wholly-owned subsidiary of ONLIC. Its address is the same as those of the Fund and ONLIC. ONI and its predecessor have been managing investment companies since 1970.

For managing the Fund’s assets, ONI receives a management fee based on each of the Portfolios’ average daily net assets. This fee is calculated daily at the annualized rate of 0.60% of average daily net assets.

(continued)

The DowSM Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2006

In addition to the fee paid to ONI, the Portfolios incur other expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services. Under the agreement between the Fund and ONI, ONI has agreed to reimburse the Portfolios for expenses, other than advisory fees, taxes and interest, in excess of approximately 0.25% of average net assets per calendar quarter. The agreement is renewed annually upon the approval of the Board. Typically, agreement renewals are approved by the Board in the meeting held subsequent to the close of the second calendar quarter. ONI contracts with First Trust Advisors LP (“First Trust”) to serve as sub-adviser to the Portfolios. First Trust manages the Portfolios’ assets under ONI’s supervision. First Trust, an investment adviser to financial institutions, is located at 1001 Warrenville Road in Lisle, Illinois. First Trust has been managing Dow Target strategies in unit investment trusts and other investment companies since 1991.

First Trust has been granted a license by Dow Jones to use certain copyright, trademark and proprietary rights and trade secrets. The Fund and ONLIC have entered into agreements with First Trust to grant the Fund and ONLIC permission to use and refer to the Dow Jones marks and rights in connection with the Fund and ONLIC’s separate accounts.

For the service and rights provided by First Trust, ONI pays First Trust a monthly sub-advisory fee based on each Portfolio’s average daily net assets. This fee is calculated daily at the annual rate of 0.35% of the Portfolios’ average daily net assets, and is an expense of ONI, not the Fund.

Each manager who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer of $100 plus $100 for each Board meeting attended and $100 for each Committee meeting attended. For the year ended December 31, 2006, compensation of these managers by the Fund totaled $5,600.

Under an agreement among ONI, ONLIC and the Fund, ONLIC will, to the extent requested by ONI, provide administrative services and such office supplies and equipment as may be reasonably required for ONI to properly perform its functions on behalf of the Fund. In that regard, ONLIC personnel perform the transfer agent function and other administrative services on behalf of the Fund. The services provided to ONI by ONLIC do not represent expenses of the Fund.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as accounting agent and U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for the Fund.
(6) Change in Accounting Estimate

Revisions in estimated printing expenses are made in the year in which circumstances requiring the revision become known. The effect of changes in estimates of printing expenses from that which would have been reported had the revised estimate been used as the basis of recognition of printing expenses in the preceding year would increase total expenses by $652, $794, $890 and $792 for the Dow Target 5 - First Quarter Portfolio, Dow Target 5 - Second Quarter Portfolio, Dow Target 5 - Third Quarter Portfolio and Dow Target 5 - Fourth Quarter Portfolio for the year ended December 31, 2006, respectively. The impact to the gross and net expense ratios would be an increase of 0.04%, 0.06%, 0.08% and 0.07% for Dow Target 5 - First Quarter Portfolio, Dow Target 5 -Second Quarter Portfolio, Dow Target 5 - Third Quarter Portfolio and Dow Target 5 - Fourth Quarter Portfolio for the year ended December 31, 2006, respectively.

(continued)

The DowSM Target Variable Fund LLC

Notes to Financial Statements (Continued)	December 31, 2006
(7) Portfolio Membership Interest Transactions

Portfolio membership interest transactions for the years ended December 31, 2006 and December 31, 2005 were as follows:

	Dow Target 10 Portfolios

	First Quarter		Second Quarter

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/06	12/31/05	12/31/06	12/31/05

Shares issued on sales	35,205	36,967	13,501	51,023
Shares issued on reinvested dividends	15,231	—	14,927	—
Shares redeemed	(69,059)	(80,726)	(47,484)	(59,833)

Net decrease	(18,623)	(43,759)	(19,056)	(8,810)

	Dow Target 10 Portfolios

	Third Quarter		Fourth Quarter

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/06	12/31/05	12/31/06	12/31/05

Shares issued on sales	94,178	49,641	60,882	46,443
Shares issued on reinvested dividends	18,103	—	10,878	—
Shares redeemed	(71,087)	(73,608)	(43,018)	(53,248)

Net increase (decrease)	41,194	(23,967)	28,742	(6,805)

	Dow Target 5 Portfolios

	First Quarter		Second Quarter

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/06	12/31/05	12/31/06	12/31/05

Shares issued on sales	19,810	36,354	18,962	20,035
Shares issued on reinvested dividends	5,606	—	5,219	—
Shares redeemed	(26,177)	(20,795)	(9,422)	(14,745)

Net increase (decrease)	(761)	15,559	14,759	5,290

	Dow Target 5 Portfolios

	Third Quarter		Fourth Quarter

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/06	12/31/05	12/31/06	12/31/05

Shares issued on sales	57,763	20,223	37,532	10,046
Shares issued on reinvested dividends	5,708	—	5,553	—
Shares redeemed	(26,722)	(16,622)	(17,999)	(16,203)

Net increase (decrease)	36,749	3,601	25,086	(6,157)

The DowSM Target Variable Fund LLC
 Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Managers of
  The DowSM Target Variable Fund LLC:
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The DowSM Target Variable Fund LLC, comprising the DowSM Target 10 First Quarter Portfolio, DowSM Target 10 Second Quarter Portfolio, DowSM Target 10 Third Quarter Portfolio, DowSM Target 10 Fourth Quarter Portfolio, DowSM Target 5 First Quarter Portfolio, DowSM Target 5 Second Quarter Portfolio, DowSM Target 5 Third Quarter Portfolio, and DowSM Target 5 Fourth Quarter Portfolio (each a Portfolio and collectively, the Portfolios), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the year in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Columbus, Ohio
February 19, 2007

The DowSM Target Variable Fund LLC

Additional Information (Unaudited)	December 31, 2006
(1) Review and Approval of Advisory and Sub-Advisory Agreements

Within its August 14, 2006 meeting, The Dow Target Variable Fund Board of Managers (“the Board”) considered the re-approval of the Investment Advisory Agreement and the sub-advisory agreement for a one year term. The Board was assisted in its review by independent legal counsel. A summation of the factors considered on a Portfolio-by-Portfolio basis is presented below.

The Board reviewed and considered the net advisory fee of 0.60% and net sub-advisory fee of 0.35% for each of the Portfolios, and compared the advisory fee charged by Morningstar “VA/ L U.S. Large Value” category funds. The Board noted that the net advisory fee placed the Portfolios in the 26th percentile of the peer group (with the first percentile representing the lowest expenses and the one hundredth percentile representing the highest expenses). The Board considered that there were no breakpoints, but noted that the Portfolios were small. The Managers considered the performance of the Portfolios, but noted that the Portfolios were managed in the manner dictated by their investment strategy. The Board considered that the adviser was reporting pre-tax profitability ranging from 34.05% to 35.69% and the sub-adviser was reporting a pre-tax loss margin of 33% from investment management services with respect to the Portfolios. The Board considered the information and discussion with respect to the services provided to the Portfolios by the adviser and the sub-adviser, and the quality of the management and staffing with respect to the Portfolios.

Having considered (1) the advisory fee, sub-advisory fee and ancillary benefits, (2) the advisory fee compared to the peer group of funds, (3) performance of the Portfolios compared to the peer group of funds, (4) the management of the Portfolios in accordance with their investment strategy, and (5) the profitability to the adviser and sub-adviser, the Board of Managers, including a majority of Independent Managers, concluded it was appropriate to renew the investment advisory agreement and sub-advisory agreement because the advisory fees were within the range of the peer group funds; the profitability reported by the adviser and sub-adviser were reasonable; and the Portfolios were being managed in the manner required by their investment strategy.
(2) Expense Disclosure

An individual may not buy or own membership interest of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity or life insurance contract and allocating payments to Fund Portfolios available through separate accounts. The separate accounts of ONLIC are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2006 and held through December 31, 2006.

The DowSM Target Variable Fund LLC

Additional Information (Unaudited) (Continued)	December 31, 2006

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period” .

	Beginning	Ending		Expense Ratio
	Investment	Investment	Expense Paid	During Period
	Value	Value	During Period*	7/1/06 – 12/31/06
Portfolio	7/1/06	12/31/06	7/1/06 – 12/31/06	(Annualized)

Dow Target 10 First Quarter	$1,000.00	$1,164.20	$5.07	0.93%
Dow Target 10 Second Quarter	$1,000.00	$1,163.90	$4.77	0.88%
Dow Target 10 Third Quarter	$1,000.00	$1,165.20	$5.03	0.92%
Dow Target 10 Fourth Quarter	$1,000.00	$1,171.70	$5.27	0.96%
Dow Target 5 First Quarter	$1,000.00	$1,160.90	$5.50	1.01%
Dow Target 5 Second Quarter	$1,000.00	$1,161.00	$5.42	0.99%
Dow Target 5 Third Quarter	$1,000.00	$1,154.00	$5.75	1.06%
Dow Target 5 Fourth Quarter	$1,000.00	$1,169.90	$5.70	1.04%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning	Ending		Expense Ratio
	Investment	Investment	Expense Paid	During Period
	Value	Value	During Period*	7/1/06 – 12/31/06
Portfolio	7/1/06	12/31/06	7/1/06 – 12/31/06	(Annualized)

Dow Target 10 First Quarter	$1,000.00	$1,020.52	$4.74	0.93%
Dow Target 10 Second Quarter	$1,000.00	$1,020.79	$4.46	0.88%
Dow Target 10 Third Quarter	$1,000.00	$1,020.56	$4.69	0.92%
Dow Target 10 Fourth Quarter	$1,000.00	$1,020.36	$4.90	0.96%
Dow Target 5 First Quarter	$1,000.00	$1,020.12	$5.14	1.01%
Dow Target 5 Second Quarter	$1,000.00	$1,020.19	$5.06	0.99%
Dow Target 5 Third Quarter	$1,000.00	$1,019.87	$5.39	1.06%
Dow Target 5 Fourth Quarter	$1,000.00	$1,019.95	$5.31	1.04%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year. Please note that the expenses shown in these tables are meant to highlight ongoing fund costs only and do not reflect any contract-level expenses or fund transactional costs, such as sales charges (loads), or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may be higher for these Portfolios as well as for a fund being compared.

The DowSM Target Variable Fund LLC

Information about Managers and Officers (Unaudited)	December 31, 2006

				Number of
			Term served	Portfolios in	Principal Occupation and Other
			as Officer	Fund	Directorships During Past Five
Name and Address	Age	Position with the Fund	or Manager	Complex	Years

Independent Managers
James E. Bushman 3040 Forrer Street Cincinnati, Ohio	62	Manager, Chairman of Audit Committee and Member of Independent Directors Committee	Since March 2000	31	Director, Chairman and CEO: Cast-Fab Technologies, Inc. (a manufacturing company); Director: The Midland Company, ABX Air Inc., The Elizabeth Gamble Deaconess Home Association, The Christ Hospital and The University of Cincinnati Foundation.

Joseph A. Campanella 6179 Paderborne Drive Hudson, Ohio	64	Manager, Member of Audit and Independent Directors Committees	Since May 2002	31	Retired. Until 2001, was Executive Vice President, Community Banking Division, U.S. Bank; Director: Ohio Savings Bank, Ohio Savings Financial Corporation.
L. Ross Love 615 Windings Way Cincinnati, Ohio	60	Manager, Member of Audit and Independent Directors Committees	Since October 1998	31	Director, President and CEO: Blue Chip Enterprises LLC (a company with holdings in the automotive manufacturing, communications and medical equipment industries.) Director: Radio One Inc., Trustee: Syracuse University, Greater Cincinnati Chamber of Commerce, United Way of Greater Cincinnati.
George M. Vredeveld University of Cincinnati P.O. Box 210223 Cincinnati, Ohio	64	Lead Independent Director, Member of Audit and Independent Directors Committees	Since October 1998	31	Alpaugh Professor of Economics, University of Cincinnati; President: Economics Center for Education & Research; Trustee: National Council on Economic Education.
Interested Manager and Officers
John J. Palmer One Financial Way Cincinnati, Ohio	67	President, Chairman and Manager	Since October 1998	31	Director and Vice Chairman: ONLIC; Director and CEO: NSLA; Director: ONI and various other Ohio National-affiliated companies; Director: Cincinnati Symphony Orchestra; Trustee: Cincinnati Opera

Thomas A. Barefield One Financial Way Cincinnati, Ohio	54	Vice President	Since October 1998	31	Senior Vice President, Institutional Sales: ONLIC; Prior to November 1997 was Senior Vice President of Life Insurance Company of Virginia. Recent graduate of class XXIX of Leadership Cincinnati.

Christopher A. Carlson One Financial Way Cincinnati, Ohio	48	Vice President	Since March 2000	31	Senior Vice President and Chief Investment Officer: ONLIC; President and Director: ONI

Marc L. Collins One Financial Way Cincinnati, Ohio	38	Secretary	Since March 2000	31	Second Vice President and Counsel: ONLIC; Secretary: ONI.

Dennis R. Taney One Financial Way Cincinnati, Ohio	59	Chief Compliance Officer	Since June 2004	31	Second Vice President: ONLIC, Chief Compliance Officer: ONLIC and ONI; Prior to August 2004 was Treasurer of the Fund.

(continued)

The DowSM Target Variable Fund LLC

Information About Managers and Officers (Unaudited) (Continued)	December 31, 2006

				Number of
			Term served	Portfolios in	Principal Occupation and Other
			as Officer	Fund	Directorships During Past Five
Name and Address	Age	Position with the Fund	or Manager	Complex	Years

R. Todd Brockman One Financial Way Cincinnati, Ohio	38	Treasurer	Since August 2004	31	Second Vice President, Mutual Fund Operations: ONLIC and ONI; Prior to July 2004 was an Assurance Manager with Grant Thornton LLP, a certified public accounting firm.

Catherine E. Gehr One Financial Way Cincinnati, Ohio	34	Assistant Treasurer	Since March 2005	31	Manager, Mutual Fund Operations: ONLIC; Prior to April 2004 was an Accounting Consultant in the financial control area for ONLIC.
Kimberly A. Plante One Financial Way Cincinnati, Ohio	32	Assistant Secretary	Since March 2005	31	Assistant Counsel: ONLIC; Prior to December 2004 was an Associate with Dinsmore & Shohl LLP, attorneys at law.

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Item 2.	Code Of Ethics.
As of the end of the period covered by this report, The Dow Target Variable Fund (the “Fund”) has adopted a code of ethics (the “Code”) that applies to the Fund’s principal executive officer and principal financial officer. A copy of the Code is filed as an exhibit to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.
The Fund’s Board of Managers has determined that the Fund has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Mr. James E. Bushman and Mr. Joseph A. Campanella. Mr. Bushman and Mr. Campanella are independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.
The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.
(a)	Audit Fees.
Fiscal year ended December 31, 2006: $17,600
Fiscal year ended December 31, 2005: $16,600
(b)	Audit-Related Fees.
Professional services rendered in connection with the consent on the Fund’s N1A filing.
Fiscal year ended December 31, 2006: $4,500
Fiscal year ended December 31, 2005: $4,300

(c) Tax Fees.	None.

(d) All Other Fees.	None.
(e) (1) Audit Committee Pre-Approval Policies and Procedures:
The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.
(e) (2) Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
During the fiscal years ended December 31, 2006 and 2005, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.
(f)	Not applicable.
(g)	There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)	Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.
Not applicable.

Item 6.	Schedule of Investments.
Not applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.
Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Managers.

Item 11.	Controls and Procedures.
(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.
(a)(3) The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
The Dow Target Variable Fund LLC

By:	/s/ John J. Palmer

John J. Palmer
President and Manager
March 7, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
The Dow Target Variable Fund LLC

By:	/s/ John J. Palmer

John J. Palmer
President and Manager
March 7, 2007

By:	/s/ R. Todd Brockman

R. Todd Brockman
Treasurer
March 7, 2007